UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐		Preliminary Proxy Statement
☐		Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐		Definitive Proxy Statement
☒		Definitive Additional Materials
☐		Soliciting Material Pursuant to §240.14a-12
FRANKLIN STREET PROPERTIES CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts!

FRANKLIN STREET PROPERTIES CORP.

2021 Annual Meeting

May 13, 2021 11:00 a.m., Eastern Time

Exclusively via live audio webcast at

www.virtualshareholdermeeting.com/FSP2021

Vote by May 12, 2021

11:59 PM ET

Important Notice Regarding the Availability of Proxy

Materials for the Stockholder Meeting To Be Held on

May 13, 2021

FRANKLIN STREET PROPERTIES CORP.
401 EDGEWATER PLACE

SUITE 200

WAKEFIELD, MA 01880

D38147-P49945

You invested in FRANKLIN STREET PROPERTIES CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Proxy Statement and the 2020 Annual Report to Stockholders online by visiting www.proxyvote.com OR you can receive a free paper or email copy of proxy material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the proxy material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit www.ProxyVote.com

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Vote Virtually at the Meeting*

May 13, 2021

11:00 a.m., Eastern Time

Virtually at:

www.virtualshareholdermeeting.com/FSP2021

You can vote by mail by requesting a paper copy of
the materials, which will include a proxy card.

*Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance.

V1

Voting Items	Board Recommends
1. To elect five Directors, each to serve for a term expiring at the 2022 Annual Meeting of Stockholders:
Nominees:
1a. George J. Carter	For
1b. Georgia Murray	For
1c. John N. Burke	For
1d. Kenneth A. Hoxsie	For
1e. Kathryn P. O’Neil	For
2. To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
3. To approve, by non-binding vote, our executive compensation.	For
In their discretion, the named Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

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D38148-P49945